Ordinary shares	12 Months Ended
Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
8.	Ordinary shares

On March 22, 2016, the Company completed a registered direct offering of 432,258 Ordinary shares at a price of $15.50 per share for a total net consideration of $6,089, after deducting underwriting commissions and other issuance expenses.

On September 18, 2017 the shareholders of the Company approved a reverse split of the Company’s share capital at a ratio of five to one, so each five Ordinary shares, par value NIS 0.01 per share, shall be consolidated into one Ordinary share, par value NIS 0.05. All references to Ordinary shares amounts have been retroactively restated to reflect this reverse split.